UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2010

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01 Changes in Control of Registrant.

(b) On February 16, 2010 Nordson Corporation issued a press release within which it announced the retirement of Directors William D. Ginn and Edward P. Campbell. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Mr. Ginn retires after 50 years of service to the company as a director. As previously disclosed, Mr. Campbell retired as President and Chief Executive Officer on January 16, 2010 and continued to serve as Chairman of the Board until the annual meeting of shareholders held on February 16, 2010, at which time he was succeeded as Chairman by current Director Joseph P. Keithley.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

99.1 Press release dated February 16, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

February 19, 2010	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Nordson Corporation dated February 16, 2010